                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 2, 2006

                     NAUGATUCK VALLEY FINANCIAL CORPORATION
                     --------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

      United States                   0-50876               65-1233977
      -------------                   -------               ----------
(State or other jurisdiction of     (Commission           (IRS Employer
 incorporation or organization)      File Number)       Identification No.)


333 Church Street, Naugatuck, Connecticut                      06770
-----------------------------------------                      -----
(Address of principal executive offices)                     (Zip Code)

                                 (203) 720-5000
                                 --------------
                 (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS.
            -------------

      On May 2, 2006, Naugatuck Valley Financial Corporation (the "Company") issued a press release announcing that the Board of Directors had approved a stock repurchase program authorizing the Company to repurchase up to 380,218 shares, or approximately 5%, of the outstanding shares held by persons other than Naugatuck Valley Mutual Holding Company. For more information, reference is made to the Company's press release dated May 2, 2006, a copy of which is attached to this Report as Exhibit 99.1 and is furnished herewith.

ITEM  9.01   FINANCIAL STATEMENTS AND EXHIBITS
             ---------------------------------

   (d) The following exhibit is filed herewith:


       Exhibit 99.1      Press Release dated May 2, 2006

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   NAUGATUCK VALLEY FINANCIAL CORPORATION




Date: May 2, 2006                  By: /s/ John C. Roman
                                       -----------------------------
                                       John C. Roman
                                       President and Chief Executive Officer

                                                                  EXHIBIT 99.1

                                  PRESS RELEASE